Discontinued operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
3.	Discontinued operations

In the fourth quarter of 2012, the Bank established a plan to divest the operations of the Asset Management unit. The Bank applied discontinued operations accounting to the operations of the Asset Management unit for the year ended December 31, 2012, in accordance with ASC Topic 205-20 – Presentation of Financial Statements – Discontinued Operations. Amounts reported in the consolidated financial statements of income and cash flows for the years ended December 31, 2011 and 2010 have been reclassified to conform to the presentation of discontinued operations in 2012. The reclassification of amounts in the consolidated statements of cash flows for the years 2011 and 2010 did not affect the totals of operating, investing and financing activities. The book value of assets of the Asset Management unit is not significant; so have not been reported as assets held-for-sale in the consolidated balance sheet.

The following table summarizes the operating results of the discontinued operations:

	Year ended December 31
(In thousands of US$)	2012	2011	2010

Other income:
Fees and commissions (1)	2,683	2,942	3,621
Other income	20	-	181
	2,703	2,942	3,802
Operating expenses:
Salaries and other employee expenses	(1,535)	(1,443)	(1,247)
Depreciation and amortization	(21)	(27)	(39)
Professional services	(699)	(731)	(968)
Maintenance and repairs	(7)	(5)	(1)
Other operating expenses	(1,122)	(1,156)	(1,341)
Total operating expenses	(3,384)	(3,362)	(3,596)
Net gain (loss) from discontinued operations	(681)	(420)	206

(1)	Includes management fees from the investment fund for $2,588 thousand, $2,832 thousand, and $3,106 thousand in years 2012, 2011 y 2010, respectively.